                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report March 25, 1996


                       Auto-trol Technology Corporation
            (Exact name of registrant as specified in its charter)

      Colorado                     0-9247                        84-0515221
(State of Incorporation)       (Commission                   (IRS Employer of
                               File Number)                  Identification No.)

              12500 North Washington, Denver, Colorado 80241-4919
                   (Address of Principal executive offices)


                           Area code (303) 452-4919
              (Registrant's Telephone Number including area code)

                       AUTO-TROL TECHNOLOGY CORPORATION

                              REPORT ON FORM 8-K
                     FOR THE MONTH ENDED FEBRUARY 29, 1996

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----

ITEM 1  Changes in Control of Registrant                            1

ITEM 2  Acquisition or Disposition of Assets                        1

ITEM 3  Bankruptcy or Receivership                                  1

ITEM 4  Changes in Registrant's Certifying Accountant               1

ITEM 5  Other Events                                                1

ITEM 6  Resignations of Registrant's Directors                      1

ITEM 7  Pro Forma Financial Information                             2

ITEM 8  Change in Fiscal Year                                       3

Signatures                                                          4

                       AUTO-TROL TECHNOLOGY CORPORATION


ITEM 1  CHANGES IN CONTROL OF REGISTRANT

        None

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

        None

ITEM 3  BANKRUPTCY OR RECEIVERSHIP

        None

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None

ITEM 5  OTHER EVENTS

        On March 22, 1996 the Company converted $7.5 million of related party debt to equity. A total of 2,142,857 shares of Common Stock was issued. A consolidated proforma balance sheet reflecting this debt conversion is included in this Form 8-K filing under Item 7.

ITEM 6  RESIGNATION OF REGISTRANT'S DIRECTORS

        None

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
        See Consolidated Pro Forma Balance Sheet on page 2.
        No Exhibits

                       AUTO-TROL TECHNOLOGY CORPORATION
                     CONSOLIDATED PRO FORMA BALANCE SHEETS
                                (IN THOUSANDS)
                                  (UNAUDITED)


                                                                                       Debt to              Pro Forma
                                                              February 29,              Equity              Effect of
ASSETS                                                            1996                Conversion           Transaction
                                                             -------------           ------------         ------------
Current Assets:
 Cash and Cash Equivalents                                     $2,011                                       $2,011
 Receivables:
 Trade, Net of Allowance of $113,000                            2,297                                        2,297
 Other                                                             55                                           55
 Inventories                                                      236                                          236
 Service Parts & Prepaid Expenses                                 506                                          506
                                                             -------------                                ------------
  Total Current Assets                                          5,104                                        5,104

Property, Facilities and Equipment:
 Land                                                             356                                          356
 Building and Improvements                                      8,098                                        8,098
 Machinery and Equipment                                        9,293                                        9,293
Furniture Fixtures and Leasehold Improvements                     895                                          895
                                                             -------------                                ------------
Total Gross PP&E                                               18,641                                       18,641
Less Accumulated Depreciation and Amortization                (11,873)                                     (11,873)
                                                             -------------                                ------------
   Total Net PP&E                                               6,768                                        6,768

Non-Current Service Parts                                          47                                           47
Purchased Software, Net of Accumulated
 Amortization of $1,131,000                                       473                                          473
Other Long-Term Assets                                             73                                           73
                                                             -------------                                ------------
   Total Assets                                              $ 12,465                                     $ 12,465
                                                             =============                                ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Current Portion of L/T Debt                                  $    240                                     $    240
Current Portion of Capital Lease Obligations                      217                                          217
 Accounts Payable                                               1,143                                        1,143
 Interest Payable                                                 199                                          199
 Accrued Compensation & Taxes                                     591                                          591
 Income Tax Payable                                                81                                           81
 Unearned Service Revenue & Customer Deposits                     994                                          994
 Other Liabilities                                              1,188                                        1,188
                                                             -------------                                ------------
  Total Current Liabilities                                     4,652                                        4,652

Capital Lease Obligations                                         118                                          118
Long-Term Debt, Related Party, $7,900,000, $400,000 after
 conversion                                                     9,820                   (7,500)              2,320
                                                             -------------                                ------------
   Total L/T Liabilities                                        9,938                                        2,438

Shareholders' Equity:
 Common Stock, $.02 Par Value:
 Authorized 40,000,000 Shares: Issued Including
  Treasury Shares 3,936,158, 6,079,015 Shares after
  conversion                                                       79                       43                 122
 Additional Paid-In Capital                                    71,683                    7,457              79,140
 Treasury Stock; 26,140 Shares                                   (485)                                        (485)
 Cumulative Currency Translation Adjustments                     (798)                                        (798)
 Accumulated Deficit                                          (72,603)                                     (72,603)
                                                             -------------                                ------------
  Total Shareholders' Equity                                   (2,124)                                       5,376
                                                             -------------                                ------------
  Total Liabilities and Shareholders' Equity                 $12,465                                      $12,465
                                                             =============                                ============

ITEM 8  CHANGE IN FISCAL YEAR
        None

   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                           AUTO-TROL TECHNOLOGY CORPORATION
                                                      (Registrant)

Date: March 22, 1996
                                                 /s/ HOWARD B. HILLMAN
                                              ------------------------------
                                                     Howard B. Hillman,
                                                     President

Date:  March 22, 1996
                                                 /s/ David C. O'Brien
                                              -------------------------------
                                                     David C. O'Brien
                                                     Vice President, Finance

                                       4